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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2002


                         CarrAmerica Realty Corporation
             (Exact name of registrant as specified in its charter)


               Maryland                  1-11706              52-1796339
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation)           File Number)      Identification Number)


                            CarrAmerica Realty, L.P.
             (Exact name of registrant as specified in its charter)


               Delaware                 000-22741             52-1976308
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation)           File Number)      Identification Number)


       1850 K Street, NW, Suite 500
              Washington, DC                                      20006
   (Address of principal executive offices)                    (Zip Code)


               Registrant's telephone number, including area code:
                                 (202) 729-7500


                                 Not applicable
          (Former name or former address, if changed since last report)

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Item 5.     Other Events

            On November 20, 2002, CarrAmerica Realty Corporation (the "Company") and CarrAmerica Realty, L.P. (the "Partnership") entered into a Terms Agreement with Banc of America Securities LLC, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Wachovia Securities, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc., and Wells Fargo Brokerage Services, LLC, which incorporates by reference that certain Underwriting Agreement, dated January 8, 2002, by and between the Company and J.P. Morgan Securities Inc., in its entirety, in connection with a proposed public offering of $175,000,000 of its 5.25% Senior Notes due 2007, which are guaranteed as to payment of principal, premium, if any, and interest by the Partnership. The notes mature on November 30, 2007, with interest payable semiannually on May 30 and November 30 of each year outstanding beginning May 30, 2003. The Company may redeem the notes at any time. The closing of the offering is expected to occur on November 25, 2002. Copies of the Underwriting Agreement and the Terms Agreement are filed as exhibits to this report.


Item 7.     Exhibits

            The following exhibits are filed as part of this report:

1.1* Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J.P. Morgan Securities Inc.

1.2 Terms Agreement, dated as of November 20, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Wachovia Securities, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC

4.1* Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

4.2         Form of 5.25% Senior Note Due 2007

4.3         Guarantee by CarrAmerica Realty, L.P. dated as of November 25, 2002

5.1         Opinion of Hogan & Hartson L.L.P. regarding legality of securities

12.1**      Statement re: Computation of Ratios

23.1 Consent of Hogan & Hartson L.L.P. to the filing of Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

                                       -2-

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25.1*    Statement of Eligibility of Trustee on Form T-1

--------
* Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated January 8, 2002, and filed on January 11, 2002.

** Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated November 15, 2002, and filed on November 20, 2002.

                                       -3-

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CarrAmerica Realty Corporation

Date:  November 25, 2002           By:   /s/ Thomas A. Carr
                                       ---------------------------------------
                                       Name:   Thomas A. Carr
                                       Title:  Chief Executive Officer

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CarrAmerica Realty, L.P.

Date:  November 25, 2002            By: CarrAmerica Realty GP Holdings, Inc.
                                    General Partner


                                    By:    /s/ Thomas A. Carr
                                        ----------------------------------------
                                         Name:  Thomas A. Carr
                                         Title: Chief Executive Officer

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                                  EXHIBIT INDEX

      Exhibit                                    Document
      -------                                    --------

       1.1* Underwriting Agreement, dated as of January 8, 2002, by and between CarrAmerica Realty Corporation and J.
                           P. Morgan Securities Inc.

       1.2 Terms Agreement, dated as of November 20, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., Banc of America Securities LLC, J.P. Morgan Securities Inc., Goldman, Sachs & Co., Wachovia Securities, Inc., Commerzbank Capital Markets Corp., Legg Mason Wood Walker, Incorporated, PNC Capital Markets, Inc., U.S. Bancorp Piper Jaffray Inc. and Wells Fargo Brokerage Services, LLC

       4.1* Indenture, dated as of January 11, 2002, by and among CarrAmerica Realty Corporation, CarrAmerica Realty, L.P., as Guarantor, and U.S. National Association, as Trustee

       4.2                 Form of 5.25% Senior Note Due 2007

       4.3                 Guarantee by CarrAmerica Realty, L.P. dated as of
                           November 25, 2002

       5.1 Opinion of Hogan & Hartson L.L.P. regarding legality of securities

      12.1**               Statement re: Computation of Ratios

      23.1                 Consent of Hogan & Hartson L.L.P. to the filing of
                           Exhibit 5.1 herewith (included in its opinion filed as Exhibit 5.1)

      25.1*                Statement of Eligibility of Trustee on Form T-1

  -----------
          * Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated January 8, 2002, and filed on January 11, 2002.

         ** Incorporated by reference to the Company's and the Partnership's Current Report on Form 8-K, dated November 15, 2002, and filed on November 20, 2002.